UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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ASA GOLD AND PRECIOUS METALS LIMITED

(Name of Registrant as Specified In Its Charter)

 AXEL MERK

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ASA is under siege. Activist investor Saba Capital Management L.P. (“Saba”) has installed two directors who have obstructed board function, escalated legal costs, and denied shareholders a real choice. Their actions now threaten ASA’s mission as a mining - focused fund. Shareholders deserve Help Save ASA Giving Shareholders a Real Choice at ASA Establish Contact Understand Saba's conduct and its impact on g overnance . HOME ASA'S STRENGTHS SABA'S CONDUCT BACKGROUND UPDATES FAQ Contact Me

transparency — and a voice in what comes next. These directors were elected after Saba misled investors into believing they would bring "fresh ideas". They have not. Since then, their actions — and inaction — have told a different story. See the full story of Saba’s actions and what’s at stake. Read more . What’s Happened — and What Comes Next Two directors supported by Saba have consistently opposed efforts to let shareholders decide ASA’s future direction. Saba is pushing to add a fifth director through a special meeting — bypassing the annual meeting where shareholders would normally choose the board and shape ASA’s future. Saba has now formally set a special meeting for June 13, 2025. If successful, Saba could entrench control, dismantle oversight, and abandon ASA’s precious metals mandate — potentially taking steps to convert the fund into a fixed income vehicle under its own management. Shareholders must have the ability to provide meaningful input. Learn more about Saba's conduct and the board's internal challenges. The Threat to ASA’s Future Escalating legal costs (even as most litigation cost is covered by fund insurance) are draining shareholder value, while Saba moves to take control — by default, and without shareholder choice. 1 Runaway Legal Costs Legal costs have mounted since internal claims disrupted board functioning. 2 No Shareholder Choice Saba’s nominees could prevail unopposed. 3 Loss of Focus on Mining? ASA could be redirected away from its mining mandate — fundamentally changing the fund’s purpose.

A Plan to Strengthen ASA ASA’s board should be accountable to all shareholders — not concentrated under any single influence. Restoring a balanced and effective board is essential to resolving dysfunction and ensuring ASA’s strategic direction remains aligned with its mission. Unified, Independent Governance ASA needs a functioning board — independent, aligned, and committed to all shareholders’ interests. Protecting Shareholder Choice Shareholders deserve a clear, competitive vote — not a default outcome dictated by one party. Defining ASA’s Future Shareholders must decide ASA’s future, including whether it remains focused on mining or takes a different path. Your Voice Matters ASA’s future is being decided — make sure you have a voice. Sign up for updates and get involved.

GET INVOLVED Shareholders deserve a say in ASA’s future. Make a difference by contacting us, subscribing for updates, or sharing your insights. Have questions? Visit the FAQ to learn more about ASA’s governance process and shareholder rights. Your privacy matters. This site follows a strict Privac y Polic y governing the handling of your information. Saba is seeking board control through a special meeting to add a fifth director. Shareholders are encouraged to vote NO to protect ASA’s mandate. This is a proxy solicitation by shareholder Axel Merk, made solely in his individual capacity. It is not part of a solicitation by ASA Gold and Precious Metals Limited (the “Company”), or any other shareholder, or group. Mr. Merk will be filing a proxy statement with the United States Securities and Exchange Commission (the "SEC"). SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the documents free of charge at the SEC's website, http://www.sec.gov . PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE PROPOSALS. This website does not constitute a solicitation by Axel Merk of any approval or action of its shareholders. Mr. Merk will be soliciting proxies from shareholders against the Proposals. Mr. Your name Your email Your phone Enter your message here Help Save ASA

Merk also serves as President of Merk Investments LLC, the Company’s investment adviser, and as the Company’s Chief Operating Officer. You can obtain more information about Axel Merk and his positions and ownership in the Company’s common stock, by accessing his Proxy Statement on the SEC's website at http://www.sec.gov . Updated information with respect to Mr. Merk’s security holdings and the Proposals will be included in the final proxy statement to be filed with the SEC. The information presented on this website reflects the views and opinions of Axel Merk and is provided solely for educational and informational purposes. It does not constitute investment, legal, financial, or tax advice. You should consult your own advisors for guidance specific to your circumstances. This site and its content have not been approved by ASA Gold & Precious Metals Ltd. (the “Company”). The Company concentrates its investments in the gold and precious minerals sector, which may be more volatile than other industries and influenced by changes in commodity prices driven by international economic and political developments. The Company is a non - diversified fund, which may result in higher risk through reduced portfolio diversification. It may also invest in smaller - sized and foreign companies, which may be more volatile, less liquid, and subject to additional risks, including currency fluctuations. Shares of closed - end funds like ASA frequently trade at a discount to net asset value. This website may include forward - looking statements that reflect the current expectations, estimates, beliefs, and projections of Axel Merk. These statements are inherently subject to risks and uncertainties, many of which are beyond the control of the author. Actual outcomes may differ materially from those discussed. Forward - looking statements can often be identified by words such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or similar expressions. These statements speak only as of the date made, and there is no obligation to update or revise them in light of future developments. Nothing on this website constitutes an offer to sell, or a solicitation of an offer to buy, any securities. Certain links may direct users to third - party websites or filings with the U.S. Securities and Exchange Commission (SEC). These materials are provided solely for convenience and informational purposes and are not incorporated by reference into any proxy materials. No responsibility is taken for the accuracy or content of third - party sources.

Page 1 of 1 Video transcript saveasa.com video home page Axel Merk: Saba Capital — an activist investor — is now pushing to repurpose ASA, your precious metals fund, into a fixed income fund. This may sound absurd - - especially when ASA’s performance is presumably one, if not the highlight, of Saba’s portfolios. But no, this is no joke. Saba is serious. Saba has called a special meeting to add a fifth director — giving themselves control of ASA’s board and trampling on shareholder choice to decide the future of ASA. You can help prevent this. Vote against Saba’s attempt to add another director. There’s a lot happening, and it might get confusing. This website is here to help you cut through the noise and stay focused on protecting ASA’s mission. Register today at SaveASA.com — together, we can defend ASA’s future and preserve it as a gold and precious metals fund. This is Axel Merk, speaking to you in my capacity as a shareholder.

Why ASA Deserves to Be Preserved ASA Gold and Precious Metals has a unique structure, a clear mandate, and a compelling track record. The Fund was founded in 1958 with a focus on the precious metals and mining sector — and continues to serve as a distinctive vehicle for accessing this space. A Revitalized Mandate ASA is a closed - end fund dedicated to long - term capital appreciation through investments in companies engaged in the exploration, development, or production of precious metals. Since Merk Investments became the investment adviser in April 2019, ASA has returned to its roots — emphasizing smaller mining companies with strong growth potential, especially in the exploration and development stages. Why a Closed - End Structure Works ASA's Strengths Why ASA Is Worth Preserving HOME ASA'S STRENGTHS SABA'S CONDUCT BACKGROUND UPDATES FAQ Contact Me

Unlike mutual funds or ETFs, ASA's closed-end structure allows it to take long-term positions without facing investor redemptions. This gives the Fund the ability to invest in less liquid names and participate in private placements, including deals with warrants. The strategy requires patient capital and specialized knowledge—and ASA is built for that.

ASA is incorporated in Bermuda and operates under an SEC exemptive order as a U.S. investment company. This structure adds regulatory and administrative complexity—but it also enables ASA to serve as a unique, publicly listed vehicle for global mining exposure. It is well-suited for an actively managed equity strategy, but poorly matched to fixed income approaches due to higher overhead, limited flexibility, and likely regulatory hurdles.

Strong Performance

ASA's risk-adjusted performance has been among the strongest in the industry since Peter Maletis became portfolio manager in April 2019, later joined by Jamie Holman. The Fund has outperformed key benchmarks and most publicly available funds in the precious metals space.

That performance has been achieved despite significant governance disruption at the board level attributable to Saba-supported directors—highlighting the focus and continuity of ASA's investment team. While outside observers may conflate board composition with investment outcomes, portfolio management has remained fully independent and mission-driven throughout.

Had ASA been converted into a fixed income fund—as Saba has suggested—investors would have missed the gold rally. Also, Saba's typical tool, a tender offer to capture the discount, may have delivered only a fraction of that value—especially given ASA's concentration in less liquid small-cap mining stocks. In such cases, the anticipation of sales can depress the value of these holdings, meaning participants in the tender may only capture a portion of the discount.


Cumulative Return
Index Outperformance
Return vs Risk
Total Cumulative Return
ASA Equity
196.60%

Performance shown April 1, 2019 through March 31, 2025. See full historical performance, peer rankings, and index comparisons. Shareholder - Friendly Actions ASA has taken a number of steps designed to enhance value and improve transparency, including: Share Repurchase Program – Reducing the Fund’s discount to NAV while enhancing per - share value. Voluntary Fee Waivers – Merk Investments has provided advisory fee waivers. Dividend Commitment – ASA has paid uninterrupted dividends since 1958. In 2024, the semiannual dividend was doubled, and it has since been raised again. Transparency & Engagement – Monthly webinars, published holdings, and regular updates have helped shareholders stay informed and engaged. Stewardship – ASA’s governance was historically focused on long - term value creation and responsive to all shareholders’ interests. That stability began to erode after Saba - backed directors joined the board in April 2024 and became actively disruptive by October — when they took steps to retain their own legal counsel at shareholder expense, accelerating dysfunction and impeding collaboration. A Platform With Purpose ASA offers investors unique access to the global gold and precious metals sector — especially to smaller, under - the - radar companies not easily found in ETFs or mutual funds.

For shareholders who value this exposure, ASA remains a rare and valuable tool. ASA’s structure gives it the flexibility to invest where others cannot — and recent performance shows how that advantage can be realized. If ASA’s investment focus were fundamentally altered, shareholders could face both diminished opportunity and increased costs. Any decision to repurpose ASA or alter its investment strategy should rest with shareholders — fully informed of what the Fund is currently delivering. Source for performance is Bloomberg . Peter Maletis began managing ASA on April 1 , 2019 . On April 12 , 2019 , ASA shareholders approved Merk Investments as the Fund’s investment manager . Jamie Holman joined the ASA portfolio management team on April 1 , 2022 . Past performance is no guarantee of future results. Current performance may differ from that shown. ASA concentrates in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is a non - diversified fund and, as such, may invest in fewer investments. ASA Gold and Precious Metals Limited may invest in smaller - sized companies that may be more volatile and less liquid than larger, more - established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed - end funds frequently trade at a discount to their net asset value. Saba is seeking board control through a special meeting to add a fifth director. Shareholders are encouraged to vote NO to protect ASA’s mandate. This is a proxy solicitation by shareholder Axel Merk, made solely in his individual capacity. It is not part of a solicitation by ASA Gold and Precious Metals Limited (the “Company”), or any other shareholder, or group.

Mr. Merk will be filing a proxy statement with the United States Securities and Exchange Commission (the "SEC"). SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the documents free of charge at the SEC's website, http://www.sec.gov . PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE PROPOSALS. This website does not constitute a solicitation by Axel Merk of any approval or action of its shareholders. Mr. Merk will be soliciting proxies from shareholders against the Proposals. Mr. Merk also serves as President of Merk Investments LLC, the Company’s investment adviser, and as the Company’s Chief Operating Officer. You can obtain more information about Axel Merk and his positions and ownership in the Company’s common stock, by accessing his Proxy Statement on the SEC's website at http://www.sec.gov . Updated information with respect to Mr. Merk’s security holdings and the Proposals will be included in the final proxy statement to be filed with the SEC. The information presented on this website reflects the views and opinions of Axel Merk and is provided solely for educational and informational purposes. It does not constitute investment, legal, financial, or tax advice. You should consult your own advisors for guidance specific to your circumstances. This site and its content have not been approved by ASA Gold & Precious Metals Ltd. (the “Company”). The Company concentrates its investments in the gold and precious minerals sector, which may be more volatile than other industries and influenced by changes in commodity prices driven by international economic and political developments. The Company is a non - diversified fund, which may result in higher risk through reduced portfolio diversification. It may also invest in smaller - sized and foreign companies, which may be more volatile, less liquid, and subject to additional risks, including currency fluctuations. Shares of closed - end funds like ASA frequently trade at a discount to net asset value. This website may include forward - looking statements that reflect the current expectations, estimates, beliefs, and projections of Axel Merk. These statements are inherently subject to risks and uncertainties, many of which are beyond the control of the author. Actual outcomes may differ materially from those discussed. Forward - looking statements can often be identified by words such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or similar expressions. These statements speak only as of the date made, and there is no obligation to update or revise them in light of future developments. Nothing on this website constitutes an offer to sell, or a solicitation of an offer to buy, any securities. Certain links may direct users to third - party websites or filings with the U.S. Securities and Exchange Commission (SEC). These materials are provided solely for convenience and informational purposes and are not incorporated by reference into any proxy materials. No responsibility is taken for the accuracy or content of third - party sources.

Cumulative Return | **Index Outperformance** | **Return vs Risk**

Total Cumulative Return


ASA Equity
196.60%
ASA NAV
165.71%
Bloomberg Gold Total Return Index
126.99%
NYSE Arca Gold Miners Index
124.21%
VanEck Vectors Gold Miners ETF
120.84%
VanEck Vectors Junior Gold Miners ETF
94.55%

Cumulative Return | Index Outperformance | Return vs Risk

Index Outperformance



ASA Equity
+72.39%
ASA NAV
+41.50%
Bloomberg Gold Total Return Index
+2.78%
NYSE Arca Gold Miners Index
0.00%
VanEck Vectors Gold Miners ETF
-3.37%
VanEck Vectors Junior Gold Miners ETF
-29.66%

Cumulative Return | Index Outperformance | **Return vs Risk**

Annualized Return / Risk



Bloomberg Gold Total Return Index
0.92
ASA Equity
0.56
ASA NAV
0.54
NYSE Arca Gold Miners Index
0.45
VanEck Vectors Gold Miners ETF
0.36
VanEck Vectors Junior Gold Miners ETF
0.25

Benchmark - Beating Returns Across Timeframes ASA has delivered strong, risk - adjusted performance. The Fund ranks at or near the top of publicly available gold and precious metals strategies over 1 - , 2 - , 5 - , and 6 - year periods (as of March 31, 2025). For example, ASA’s five - year NAV and share price returns through March 31, 2025, both ranked first among its peer group. Performance HOME ASA'S STRENGTHS SABA'S CONDUCT BACKGROUND UPDATES FAQ Contact Me

Since April 2019, when Peter Maletis became portfolio manager, ASA has outperformed mining indices, gold, and peer funds across multiple timeframes. The Fund’s approach — focused on disciplined stock selection, long - term positioning, and access to less liquid mining equities — has delivered strong returns even through sector volatility. Why It Matters: ASA’s performance underscores the value of its structure and mandate. These returns reflect the outcomes of ASA’s current strategy — and offer important context as shareholders evaluate the fund’s future. Data as of March 31, 2025. Source: Bloomberg The 10 - year return includes 4 3⁄4 years of the previous portfolio management team.

Peter Maletis began managing ASA on April 1, 2019. On April 12, 2019, ASA shareholders approved Merk Investments as the Fund’s investment manager. Jamie Holman joined the ASA portfolio management team on April 1, 2022. Past performance is no guarantee of future results. Current performance may differ from that shown. ASA concentrates in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is a non - diversified fund and, as such, may invest in fewer investments. ASA Gold and Precious Metals Limited may invest in smaller - sized companies that may be more volatile and less liquid than larger, more - established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed - end funds frequently trade at a discount to their net asset value. Saba is seeking board control through a special meeting to add a fifth director. Shareholders are encouraged to vote NO to protect ASA’s mandate. This is a proxy solicitation by shareholder Axel Merk, made solely in his individual capacity. It is not part of a solicitation by ASA Gold and Precious Metals Limited (the “Company”), or any other shareholder, or group. Mr. Merk will be filing a proxy statement with the United States Securities and Exchange Commission (the "SEC"). SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the documents free of charge at the SEC's website, http://www.sec.gov . PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION

CONCERNING THE PROPOSALS. This website does not constitute a solicitation by Axel Merk of any approval or action of its shareholders. Mr. Merk will be soliciting proxies from shareholders against the Proposals. Mr. Merk also serves as President of Merk Investments LLC, the Company’s investment adviser, and as the Company’s Chief Operating Officer. You can obtain more information about Axel Merk and his positions and ownership in the Company’s common stock, by accessing his Proxy Statement on the SEC's website at http://www.sec.gov . Updated information with respect to Mr. Merk’s security holdings and the Proposals will be included in the final proxy statement to be filed with the SEC. The information presented on this website reflects the views and opinions of Axel Merk and is provided solely for educational and informational purposes. It does not constitute investment, legal, financial, or tax advice. You should consult your own advisors for guidance specific to your circumstances. This site and its content have not been approved by ASA Gold & Precious Metals Ltd. (the “Company”). The Company concentrates its investments in the gold and precious minerals sector, which may be more volatile than other industries and influenced by changes in commodity prices driven by international economic and political developments. The Company is a non - diversified fund, which may result in higher risk through reduced portfolio diversification. It may also invest in smaller - sized and foreign companies, which may be more volatile, less liquid, and subject to additional risks, including currency fluctuations. Shares of closed - end funds like ASA frequently trade at a discount to net asset value. This website may include forward - looking statements that reflect the current expectations, estimates, beliefs, and projections of Axel Merk. These statements are inherently subject to risks and uncertainties, many of which are beyond the control of the author. Actual outcomes may differ materially from those discussed. Forward - looking statements can often be identified by words such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or similar expressions. These statements speak only as of the date made, and there is no obligation to update or revise them in light of future developments. Nothing on this website constitutes an offer to sell, or a solicitation of an offer to buy, any securities. Certain links may direct users to third - party websites or filings with the U.S. Securities and Exchange Commission (SEC). These materials are provided solely for convenience and informational purposes and are not incorporated by reference into any proxy materials. No responsibility is taken for the accuracy or content of third - party sources.

Saba’s actions raise serious concerns about shareholder choice, board governance, and ASA’s long - term future. Below are key facts that shareholders should understand when considering Saba’s ongoing efforts to control ASA. Under Bermuda law, directors must act in the best interests of all shareholders — not just those who nominated them. This obligation applies to every board decision, including those that affect shareholder choice and the structure of ASA’s governance. Actions that prioritize narrow interests, or delay shareholder processes like the annual meeting, raise serious questions about whether those duties are being fulfilled. Since gaining two board seats at ASA’s 2024 annual meeting, the directors nominated and supported by activist investor Saba Capital Management have pursued a strategy of disruption and control. The Saba - nominated directors quickly turned adversarial. In October 2024, they made unsubstantiated allegations against the Legacy Directors, demanded indemnification, and retained separate legal counsel — all at shareholder expense. This unilateral action fractured the board, escalated legal costs, and made meaningful cooperation impossible. Undermining ASA: Saba’s Conduct How Saba Has Suppressed Transparency to Push for Control HOME ASA'S STRENGTHS SABA'S CONDUCT BACKGROUND UPDATES FAQ Contact Me

Despite promising new ideas and collaboration, the Saba - nominated directors have contributed none — and instead have worked to block board function, suppress shareholder choice, and advance Saba’s interests without disclosing a long - term plan for ASA’s future. Since joining the board, the New Directors aligned with Saba have: Attempted a board power grab before election results were even certified Offered no constructive proposals Escalated legal costs dramatically Obstructed shareholder access to a truly independent board slate Avoided disclosing their long - term vision for ASA Premature Power Grab Undermined Shareholder Process In April 2024, following ASA’s annual meeting — but before voting results had been certified — Saba unilaterally declared victory and attempted to seize control of the board . Their two director nominees prematurely claimed authority and “appointed” two new directors, asserting control of the company in clear violation of ASA’s bylaws and the Investment Company Act. The maneuver was quickly challenged and reversed — but not before triggering legal costs, market disruption, and confusion for shareholders. The episode offers a revealing preview: Saba is willing to bypass process and assert control without shareholder input . Governance Gridlock and Suppressed Shareholder Choice

Following the 2024 annual meeting, ASA’s board became evenly split between two Legacy Directors (long - standing directors re - elected by shareholders) and two New Directors (nominated and supported by Saba). Since then: As of mid - April 2025, the board has not announced a date for the 2025 annual meeting or advanced a company - backed slate of nominees. In September 2024, Saba submitted a slate of four director nominees for the 2025 annual meeting — seeking to expand its influence beyond the two Saba - affiliated directors already on the board. The Legacy Directors have emphasized the importance of allowing shareholders to choose between competing visions for ASA’s future . This obstruction has had broader consequences. Constructive parties who engaged with ASA — including one who proposed a potential long - term solution to align the interests of all shareholders — were deterred by the hostile environment created by Saba’s directors. These opportunities were lost before meaningful discussions could begin. Escalating Legal Costs In October 2024, the New Directors made unsubstantiated allegations against the Legacy Directors. As a result, they retained separate U.S. and Bermuda counsel at ASA’s expense. This prompted the Legacy Directors to do the same. ASA also continues to maintain its own U.S. and Bermuda legal counsel. In total, ASA shareholders are now covering the cost of seven law firms — a direct consequence of the fractured board and escalating conflict. ASA’s board first adopted a limited - duration shareholder rights plan in late 2023 — after several unsuccessful attempts to engage directly with Saba. The intent was to create space for constructive dialogue about the Fund’s future. Rather than engage, Saba filed a lawsuit. While the court later upheld the legality of that initial plan, a subsequent version was invalidated on a technicality. The current plan — adopted in March 2025 — remains legally in place. Saba has since filed another lawsuit seeking to overturn it, further escalating conflict and cost. Importantly, this shareholder rights plan is not the source of ASA’s mounting legal costs . Saba initiated litigation before its board nominees were elected, and most of the rights plan - related defense costs have been covered by insurance. The far more significant expenses stem from Saba - aligned obstruction that has prevented the board from executing basic governance functions. More details in Sources section No Plan, No Accountability Despite Saba’s claims of independence and openness: Since joining the board in 2024, Saba - nominated directors have not introduced any publicly disclosed strategic proposals — despite campaign promises of new ideas . One of the two New Directors is a partner at Saba , and both have acted in alignment with Saba’s legal strategy and governance tactics. Saba also declined to support a board slate aligned with ASA’s traditional investment mandate — nor have they offered any alternative strategy for the Fund’s future. Saba has no experience managing a precious metals or gold - focused fund — a notable gap given the specialized nature of ASA’s strategy. Had ASA already been repurposed into a fixed income fund, shareholders would likely have missed the gold rally that ASA captured under its current strategy — an outcome fundamentally misaligned with the interests of most shareholders who invest in ASA for precious metals exposure. This silence leaves shareholders without the clarity they need to make informed decisions — and highlights what is at stake. Under Bermuda law, directors are required to act in the best interests of all shareholders — not just those who nominated them. Claims of Independence Saba has called a special meeting to add a fifth board member — one that only Saba has vetted. Shareholders have no insight into the nominee’s views, qualifications, or plans for the Fund. There has been no opportunity for independent evaluation, no disclosure of any long - term strategy, and no competing vision presented. This is not a path to transparency; it is a consolidation of control. Saba Capital has demanded a special meeting to add a fifth director to ASA’s Board — potentially giving Saba a controlling majority. Adding another Saba - backed director would undermine shareholder choice and risk repurposing ASA’s investment focus away from precious metals. Independence matters: if Saba gains a board majority, it could dismantle oversight mechanisms, eliminate committees, and assert full control over ASA’s direction — all without disclosing any long - term vision to shareholders. On April 30, 2025, Mr. Kazarian filed a legal complaint in Bermuda seeking to challenge shareholder efforts to nominate alternative board candidates and to request court oversight of ASA’s shareholder meetings. If granted, the petition could delay or block competing director slates — potentially enabling Saba’s nominees to proceed without opposition. While the outcome remains pending, the filing introduces additional uncertainty into ASA’s governance process at a critical time. Let Shareholders Decide Saba’s conduct has resulted in spiraling legal costs, a stalled board, and a narrowing of shareholder voice. ASA shareholders deserve more than process games and silence . They deserve the opportunity to choose their fund’s future — and the chance to do so in a transparent, functional governance environment . Shareholders deserve better. Protecting ASA’s future starts with demanding transparency, accountability, and true independence at every level of governance.

Saba is seeking board control through a special meeting to add a fifth director. Shareholders are encouraged to vote NO to protect ASA’s mandate. This is a proxy solicitation by shareholder Axel Merk, made solely in his individual capacity. It is not part of a solicitation by ASA Gold and Precious Metals Limited (the “Company”), or any other shareholder, or group. Mr. Merk will be filing a proxy statement with the United States Securities and Exchange Commission (the "SEC"). SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the documents free of charge at the SEC's website, http://www.sec.gov . PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE PROPOSALS. This website does not constitute a solicitation by Axel Merk of any approval or action of its shareholders. Mr. Merk will be soliciting proxies from shareholders against the Proposals. Mr. Merk also serves as President of Merk Investments LLC, the Company’s investment adviser, and as the Company’s Chief Operating Officer. You can obtain more information about Axel Merk and his positions and ownership in the Company’s common stock, by accessing his Proxy Statement on the SEC's website at http://www.sec.gov . Updated information with respect to Mr. Merk’s security holdings and the Proposals will be included in the final proxy statement to be filed with the SEC. The information presented on this website reflects the views and opinions of Axel Merk and is provided solely for educational and informational purposes. It does not constitute investment, legal, financial, or tax advice. You should consult your own advisors for guidance specific to your circumstances. This site and its content have not been approved by ASA Gold & Precious Metals Ltd. (the “Company”). The Company concentrates its investments in the gold and precious minerals sector, which may be more volatile than other industries and influenced by changes in commodity prices driven by international economic and political developments. The Company is a non - diversified fund, which may result in higher risk through reduced portfolio diversification. It may also invest in smaller - sized and foreign companies, which may be more volatile, less liquid, and subject to additional risks, including currency fluctuations. Shares of closed - end funds like ASA frequently trade at a discount to net asset value. This website may include forward - looking statements that reflect the current expectations, estimates, beliefs, and projections of Axel Merk. These statements are inherently subject to risks and uncertainties, many of which are beyond the control of the author. Actual outcomes may differ materially from those discussed. Forward - looking statements can often be identified by words such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or similar expressions. These statements speak only as of the date made, and there is no obligation to update or revise them in light of future developments. Nothing on this website constitutes an offer to sell, or a solicitation of an offer to buy, any securities. Certain links may direct users to third - party websites or filings with the U.S. Securities and Exchange Commission (SEC). These materials are provided solely for convenience and informational purposes and are not incorporated by reference into any proxy materials. No responsibility is taken for the accuracy or content of third - party sources.

Below is a curated list of public documents and legal filings that support the events and concerns described across this site. These materials provide further context for the board dysfunction, litigation, and governance breakdown that have impacted ASA’s future direction. While Saba Capital Management has said little about its long - term plans for ASA, these documents show a troubling pattern: escalating costs, disrupted governance, and efforts to consolidate control without disclosing a clear vision to shareholders. Governance Breakdown & Rights Plan Disputes Board Correspondence Disclosed via 8 - K – November 8, 2024 On October 14, 2024, the New Directors made unsubstantiated, untrue allegations and demanded indemnity — a move that enabled them to hire their own legal counsel at shareholder expense. This, in turn, required the Legacy Directors to retain separate counsel. The result was a fractured board and escalating legal costs. The maneuver was not publicly disclosed until November 8, 2024, when an 8 - K was issued with the relevant correspondence — weeks after the initial action. The delay itself reflects the difficulty in Background & Public Filings HOME ASA'S STRENGTHS SABA'S CONDUCT BACKGROUND UPDATES FAQ Contact Me

bringing this information to light. That correspondence also includes language suggesting that the New Directors want ASA to become a fixed income fund. 8 - K Filin g Declaration of ASA Chair Mary Joan Hoene – April 4, 2025 On April 4, 2025, ASA Chair Mary Joan Hoene submitted a declaration to the New York Southern District Court. The declaration provides detailed, first - hand context on the breakdown in board function, the behavior of the Saba - aligned directors, and the resulting governance challenges ASA now faces. Declaration ASA Chair Mary Joan Hoene Shareholder Rights Plan - March 30, 2025 On March 30, 2025, ASA’s Rights Plan Committee adopted a limited - duration rights plan, set to expire July 29, 2025, or upon the certification of the election of a new Board at ASA's next shareholder meeting. On April 15, 2025, Saba’s legal motion to invalidate the plan was denied by the court. On April 18, 2025, Saba filed a new lawsuit challenging the plan. The plan remains in effect, and most related legal costs have been covered by insurance (excluding a $150,000 deductible). For additional background, see the Declaration of ASA Chair Mary Joan Hoene . Court ruling on ASA rights plan March 28, 2025: 8 - K R ig hts plan adopted March 30, 2025: 8 - K Court order stating the rights plan does not contradict the March 28, 2025 rulin g Shareholder Requisitions & Campaigns Saba Requisition for 2025 AGM Board Nominees – September 19, 2024 On September 19, 2024, Saba submitted a shareholder requisition to include four of its nominees on the ballot for ASA’s 2025 Annual General Meeting. As of now, the board has not set a date for the meeting, and a company - backed slate of nominees has not been finalized. If the board remains evenly divided and no alternative slate is advanced, Saba’s nominees could appear on the ballot without opposition — limiting shareholder choice. Requisition Filing (Septemer 23, 2024 ) Saba Requisition to Add Fifth Director – April 7, 2025 On April 7 , 2025 , Saba submitted a requisition to ASA to call a special meeting to consider the addition of a fifth, Saba - nominated board member . Rather than give investors a choice, this would do the opposite by dismantling any effective voice to demand that shareholders get a choice . Under Bermuda law, if a board does not announce a date for a requisitioned special meeting within 21 days, the shareholder making the requisition may set the meeting . Saba set a special meeting for June 13, 2025, consistent with the timing provisions of Bermuda law. Rather than promote transparency or shareholder choice, this maneuver would grant Saba majority control — enabling them to dismantle opposing voices and board safeguards. Requisition Filing (April 8, 2025 ) Special Meeting Filing (April 29, 2025 ) Shareholder Requisition for 2025 AGM Board nominees - April 9 , 2025 Shareholders (including me, Axel Merk) comprised of 5.23% of shares outstanding submit a requisition to have four Board nominees be on the ballot at ASA's 2025 Annual General Meeting. Under Bermuda law, 5% of shareholders may submit a slate for the ballot; 10% may call a special meeting. The requisition was made pursuant to Bermuda law, which allows shareholders holding at least 5% to propose nominees for election. As of April 29, 2025, ASA has not scheduled its 2025 Annual General Meeting. Requisition Filing (April 9, 2025 )

Saba’s Actions & Long - Term Intentions Board Control Dispute Following 2024 Annual Meeting – April 24, 2024 Immediately following ASA’s 2024 annual meeting — but before the results had been certified — two of Saba’s director nominees asserted control of the board and appointed two additional directors in violation of ASA’s bylaws, Bermuda law, and Section 16(a) of the Investment Company Act. Saba issued a press release and filed a Schedule 13D/A confirming their actions. The next day, Saba retracted its actions and amended its SEC filings. The incident caused shareholder confusion and disrupted governance at a critical time. These actions reflected a serious breakdown in governance norms and an effort to assert control outside of proper shareholder processes. Original Schedule 13D/A claiming board control (April 30, 2024 ) Press release (since withdrawn) (April 30, 2024 ) Revised Schedule 13D/A retracting control claim (May 1, 2024 ) Saba's Proxy Statement for the 2024 Shareholder Meeting - February 13, 2024 Saba’s theme for its campaign for the April 2024 Annual Shareholder Meeting, as stated in its proxy materials, was that "the Fund’s board of directors needs fresh ideas and perspectives." Since that time, based on public disclosures, no specific proposals or strategic alternatives have been introduced. Saba 2024 Prox y ASA's Proxy Statement for the 2024 Shareholder Meeting - February 16, 2024 ASA’s proxy statement for the contested April 2024 Annual Meeting outlines a detailed timeline of efforts to engage with Saba prior to the filing. According to the proxy statement, outreach was made over a period of several months to facilitate dialogue. Saba subsequently filed a shareholder requisition on December 1, 2023, proposing a slate of director nominees and asserting that changes were needed to improve board effectiveness. ASA 2024 Prox y Saba's Goal to Convert ASA into a Fixed Income Fund - January 30, 2025 Correspondence dated November 8, 2024, and January 30, 2025, includes references to potential changes to ASA’s investment strategy, notably a shift toward fixed income. The New Directors link this idea to efforts to narrow ASA’s discount to NAV, but the communications do not provide specific details. Excerpt of New Directors Letter (January 30, 2025 ) Legal Complaint Filed by Saba - Backed Director – April 30, 2025 On April 30, 2025, ASA director and Saba Capital partner Paul Kazarian filed a legal complaint in the Supreme Court of Bermuda. The petition seeks court oversight of ASA’s shareholder meetings and challenges efforts to nominate competing slates of directors. If granted, the action could delay or block shareholder - led initiatives — potentially enabling Saba’s nominees to proceed without opposition. SEC Filing Containing Petition (April 30, 2025 ) Questions? For additional information, contact me or call (408) 475 - 0186. Saba is seeking board control through a special meeting to add a fifth director. Shareholders are encouraged to vote NO to protect ASA’s mandate. This is a proxy solicitation by shareholder Axel Merk, made solely in his individual capacity. It is not part of a solicitation by ASA Gold and Precious Metals Limited (the “Company”), or any other shareholder, or group.

Mr. Merk will be filing a proxy statement with the United States Securities and Exchange Commission (the "SEC"). SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the documents free of charge at the SEC's website, http://www.sec.gov . PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE PROPOSALS. This website does not constitute a solicitation by Axel Merk of any approval or action of its shareholders. Mr. Merk will be soliciting proxies from shareholders against the Proposals. Mr. Merk also serves as President of Merk Investments LLC, the Company’s investment adviser, and as the Company’s Chief Operating Officer. You can obtain more information about Axel Merk and his positions and ownership in the Company’s common stock, by accessing his Proxy Statement on the SEC's website at http://www.sec.gov . Updated information with respect to Mr. Merk’s security holdings and the Proposals will be included in the final proxy statement to be filed with the SEC. The information presented on this website reflects the views and opinions of Axel Merk and is provided solely for educational and informational purposes. It does not constitute investment, legal, financial, or tax advice. You should consult your own advisors for guidance specific to your circumstances. This site and its content have not been approved by ASA Gold & Precious Metals Ltd. (the “Company”). The Company concentrates its investments in the gold and precious minerals sector, which may be more volatile than other industries and influenced by changes in commodity prices driven by international economic and political developments. The Company is a non - diversified fund, which may result in higher risk through reduced portfolio diversification. It may also invest in smaller - sized and foreign companies, which may be more volatile, less liquid, and subject to additional risks, including currency fluctuations. Shares of closed - end funds like ASA frequently trade at a discount to net asset value. This website may include forward - looking statements that reflect the current expectations, estimates, beliefs, and projections of Axel Merk. These statements are inherently subject to risks and uncertainties, many of which are beyond the control of the author. Actual outcomes may differ materially from those discussed. Forward - looking statements can often be identified by words such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or similar expressions. These statements speak only as of the date made, and there is no obligation to update or revise them in light of future developments. Nothing on this website constitutes an offer to sell, or a solicitation of an offer to buy, any securities. Certain links may direct users to third - party websites or filings with the U.S. Securities and Exchange Commission (SEC). These materials are provided solely for convenience and informational purposes and are not incorporated by reference into any proxy materials. No responsibility is taken for the accuracy or content of third - party sources.

UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK ) ) ) ) SABA CAPITAL MASTER FUND, LTD., and SABA CAPITAL MANAGEMENT, L.P., ) ) Plaintiffs, No. 24 - cv - 00690 (JGLC) ) ) v. ) ) ) ) ASA GOLD AND PRECIOUS METALS, LTD . , MARY JOAN HOENE, BRUCE HANSEN, WILLIAM DONOVAN, and AXEL MERK, ) ) Defendants. ) ) DECLARATION OF MARY JOAN HOENE IN OPPOSITION TO SABA’S MOTION TO ENFORCE THIS COURT’S JUDGMENT I, Mary Joan Hoene, hereby declare and state as follows : 1. I am over the age of eighteen and, if called as a witness, could competently testify to the matters set forth herein . 2. I have served as an Independent Director on the Board of Directors of ASA Gold and Precious Metals Limited (“ASA” or the “Company”) since 2014 (the “Board”) . I have served as Chair of the Board since 2019 . 3. I have extensive legal, compliance, regulatory and management experience in the securities and investment management industry . I practiced law in the Corporate Department of the law firm of Carter Ledyard & Milburn LLP, most recently as Counsel during 2010 - 2021 , and was previously a Partner during 1999 - 2004 . I served as Senior Vice President & Independent Chief Compliance Officer for Columbia Funds, Liberty All - Star Funds, Galaxy Funds, BACAP Registered Hedge Fund and Columbia Multi - Strategy Hedge Fund (Bank of America Corporation) Case 1:24 - cv - 00690 - JGLC Document 53 Filed 04/04/25 Page 1 of 9

- 2 - from 2004 - 2007 . I previously held senior positions at the U . S . Securities and Exchange Commission (“SEC”), as Deputy Director and Associate Director of the Division of Investment Management, and subsequently at several large financial services companies . I also led the legal development of the first exchange - traded gold securities product from 2002 - 2004 . I have been a frequent speaker and panelist at industry, bar and PLI conferences, and I have acted as an expert witness on matters involving the Investment Company Act of 1940 and the Investment Advisers Act of 1940 . I have taught several honors seminars at Roger Williams University Law School on the history of securities and financial market regulation . I graduated from Notre Dame Law School and afterward clerked for a U . S . District Court judge in the Southern District of Florida . 4. I am a member of the ASA Board’s Nominating, Audit and Ethics Committee . I also serve as a member of the Board’s Rights Plan Committee and Litigation Committee, both of which were formed on April 26 , 2024 . Today, the Rights Plan Committee and Litigation Committee are comprised of two directors, myself and Bill Donovan . 5. Since April 26 , 2024 , the Board has been composed of two directors (Paul Kazarian and Ketu Desai) who were proposed by Saba Capital Management, L . P . and its affiliates (collectively, “Saba”) and elected at the Company’s April 2024 shareholder meeting (the “New Directors”), and two directors (Bill Donovan and I) who were proposed by the prior Board and re - elected at the April 2024 shareholder meeting (the “Legacy Directors”) . 6. On December 31 , 2023 , the previously composed Board of ASA adopted a limited - duration shareholders rights plan (the “December 2023 Rights Plan”), expiring on April 29 , 2024 , following the acquisition by Saba of a significant stake of the Company . 7. Consistent with the Company’s Bye - Laws and pursuant to the Board’s resolutions in forming the Rights Plan Committee, the Rights Plan Committee formed in April 2024 is Case 1:24 - cv - 00690 - JGLC Document 53 Filed 04/04/25 Page 2 of 9

- 3 - exclusively authorized and empowered on behalf of the Board and ASA to review, consider, make determinations and approve or otherwise cause the Company to take actions with respect to any matters relating to the December 2023 Rights Plan or any other shareholder rights plan, including, among others, (i) determining whether to approve an extension of the term of the December 2023 Rights Plan ; (ii) determining whether to adopt a new shareholder rights plan following the December 2023 Rights Plan, (iii) determining whether to redeem the rights under the December 2023 Rights Plan or any other shareholder rights plan or effectuate an exchange of rights under the December 2023 Rights Plan or any other shareholder rights plan, and (iv) taking all such other actions in connection with or permitted by the December 2023 Rights Plan or any other shareholder rights plan as the Rights Plan Committee deems necessary or appropriate . 8. The prior Board adopted a new rights plan on April 26 , 2024 (the “April 2024 Rights Plan”), in response to Saba’s rapid and significant accumulation of ASA shares during 2023 . At the time the December 2023 Rights Plan was adopted, Saba had disclosed that its position in ASA represented 16 . 85 % of ASA’s outstanding common shares . After the New Directors assumed their positions, the Rights Plan Committee thereafter adopted additional new rights plans on August 23 , 2024 (the “August 2024 Rights Plan”) and December 19 , 2024 (the “December 2024 Rights Plan”) (collectively with the December 2023 Rights Plan and the April 2024 Rights Plan, the “Prior Rights Plans”) . I understand that Saba’s ownership share has remained at approximately 17 % at the time of the adoption of each of the subsequent Prior Rights Plans . Each Rights Plan was evaluated carefully by the Board and later the Rights Plan Committee on its merits and in light of all relevant, current circumstances, with advice of counsel, in formal meetings . 9. The Prior Rights Plans were all adopted with substantively identical terms and for the similar purpose of preventing creeping control of the Company by its largest shareholder, Saba, Case 1:24 - cv - 00690 - JGLC Document 53 Filed 04/04/25 Page 3 of 9

- 4 - and to protect long - term value for all ASA shareholders . Specifically, the Prior Rights Plans were intended to disincentivize Saba from accumulating such an insurmountably large ownership stake that it could unilaterally force a fundamental change to the Company, especially of the type requiring shareholder and/or Board approval — such as the replacement of the Company’s existing investment manager with Saba, the wholesale change of the ASA’s investment strategy to something different from the product shareholders purchased, or the shrinking of the Company’s asset base through forced tender or complete liquidation . The prior Board and the Rights Plan Committee believed that the ability on Saba’s part to impose such fundamental changes, while providing Saba a short - term arbitrage profit (of the type Saba has captured at many other closed - end funds through such “activism”), would be detrimental and value - destructive for other ASA shareholders, with Saba effectively using its shares to disenfranchise them . Of note, other ASA shareholders had not voiced concerns about ASA’s performance, strategy or management, or asked for a change in direction . In addition, in adopting the August 2024 and December 2024 Rights Plans, the Rights Plan Committee considered the views and attitudes of the New Directors . 10 . Our practical objective with the Prior Rights Plans was to create an opportunity to engage with Saba, understand its stated concerns regarding ASA, and determine whether alternative paths might be agreed upon that could avoid what we considered to be the destructive impact of the shareholder initiatives that we reasonably believed Saba to be contemplating . With the August and December 2024 Rights Plans, we also hoped to find ways to work with the New Directors for the benefit of the Company and all shareholders . The intent was to enable all ASA shareholders to realize the long - term value of their investment, provide an opportunity for all shareholders to receive fair and equal treatment in the event of Saba’s takeover of ASA, and guard against a change in control of ASA without paying all shareholders what the Board considered to Case 1:24 - cv - 00690 - JGLC Document 53 Filed 04/04/25 Page 4 of 9

- 5 - be an appropriate premium for that control . Each of the Prior Rights Plans was set to expire after 120 days consistent with Section 18 (d) of the Investment Company Act of 1940 (the “ICA”), which does not limit the number of rights plans a closed - end fund may adopt . Despite repeated efforts by the prior Board and the Rights Plan Committee to engage with Saba since the adoption of the December 2023 Rights Plan, Saba has remained unwilling to participate in meaningful dialogue regarding alternatives to its takeover strategy (the specifics of which remain undisclosed) . 11. The most recent of the Prior Rights Plans, the December 2024 Rights Plan, was terminated on the afternoon of March 28 , 2025 upon issuance of an order from this Court effecting its rescission . The Court ruled that the “December 2024 Rights Plan violates the 120 - day expiration requirement of Section 18 (d) of the Investment Company Act of 1940 by unlawfully extending the December 2023 Rights Plan . ” Order at 20 . 12. The Rights Plan Committee adopted a new limited - duration shareholder rights plan effective Monday, March 31 , 2025 (the “March 31 , 2025 Rights Plan”), after much discussion and a formal, minuted meeting . Although the members of the Rights Plan Committee (Mr . Donovan and I) respectfully disagree with the Court’s March 28 , 2025 Opinion and intend to appeal the Judgment, it was in no way our intention to disregard the Opinion in adopting the March 31 , 2025 Rights Plan . In fact, the Litigation Committee of the Board (of which Mr . Donovan and I are also the sole members) issued a press release on March 31 announcing the March 28 Opinion to the market and acknowledging that the December 2024 Rights Plan had been rescinded by the Opinion . We likewise caused the Company to file a Form 8 - K with the SEC setting forth the same information . 13. In addition to being adopted after the termination of the Prior Rights Plans, the March 31 , 2025 Rights Plan has a purpose and structure that are distinct from the Prior Rights Case 1:24 - cv - 00690 - JGLC Document 53 Filed 04/04/25 Page 5 of 9

- 6 - Plans . As explained in the March 31 press release issued by the Rights Plan Committee (attached as Exhibit A), “[t]he [C]urrent Rights plan has been adopted in response to more recent facts and circumstances presenting by the ongoing actions of the New Directors in furtherance of Saba’s interests . ” 14. The New Directors were nominated by Saba to be ostensibly “independent” directors representing the interests of all shareholders — that is, not as representatives of Saba on the Board . In fact, their duty is to be independent under Bermuda law, and to be “disinterested” under the standards of the ICA . However, since joining the Board four months after the December 2023 Rights Plan was adopted, and especially since September 2024 , the New Directors have consistently acted to defer the necessary discussion of Saba’s intentions and avoid planning for the Company”s future, and have obstructed critical corporate governance actions from moving forward in the normal course — including without limitation, scheduling the Company’s mandatory Annual General Meeting (“AGM”), determining the Company’s slate of Board nominees to be voted upon at the AGM, and disclosure to shareholders of material developments in connection with these and other disagreements among the directors . 15. Given the unique circumstances of a Board with evenly divided views on the direction of ASA, the Legacy Directors have made repeated attempts to initiate a good faith dialogue with the New Directors to learn and understand their views and explore whether reasonable compromise could be reached so that future rights plans would not be necessary while still giving shareholders a meaningful opportunity to weigh in on the future direction of the Company . See Ex . A (explaining that the March 31 , 2025 Rights Plan “was adopted after concerted but unsuccessful efforts by the Legacy Directors to engage with the New Directors on the latter’s views about the Company’s future direction and how to provide shareholders a Case 1:24 - cv - 00690 - JGLC Document 53 Filed 04/04/25 Page 6 of 9

- 7 - meaningful say in that direction”) . We also sought to engage with Saba directly through its General Counsel, seeking a standstill and to learn what Saba intended, but were rebuffed and told, in essence, that we would have to live with the consequences of adopting the Prior Rights Plans by continuing to face this litigation, and eventually facing another proxy contest with Saba . 16. The Legacy Directors’ initial attempts to reach compromise were quickly thwarted and outright rejected by the New Directors, beginning in response to the Legacy Directors’ proposed compromise on a potential structure for the nomination of Board nominees and related governance actions raised in a September 2024 Board meeting . Not only did the New Directors refuse to engage in those compromise discussions, but they also immediately retained multiple law firms at ASA’s expense to pressure ASA’s then - counsel to resign and attack the Legacy Directors with threats of legal liability . Following the New Directors’ retention of this legal team, the ability to have direct and candid discussions — as a Board must in order to carry out its duties — was immediately undermined and wholly extinguished . 17. Further, given the potential and likely imminent inability of the Board to reach agreement on critical corporate governance actions, as well as the extraordinary expenses of the Company resulting from paying legal teams to generate and then respond to the New Directors’ liability threats against the Legacy Directors, the Legacy Directors believed there was an urgent legal requirement under the securities laws for ASA to inform investors about these risks and expenses . It was only after several weeks and much legal expense incurred that the New Directors (and their counsel) agreed to inform ASA’s investors of these potential risks by way of a Form 8 - K disclosure . A copy of this Form 8 - K (dated November 8 , 2024 ) is attached as Exhibit B, which in turn attaches correspondence between the directors’ respective legal counsel regarding the issues of disagreement . Case 1:24 - cv - 00690 - JGLC Document 53 Filed 04/04/25 Page 7 of 9

- 8 - 18. Separately, the Legacy Directors have made continuing, ongoing attempts to learn and understand what concerns, if any, the New Directors have with the management and/or direction of ASA . To date, notwithstanding these efforts and the multiple Board and committee meetings that have taken place since their election, neither director has “offered any ideas regarding the discount, made any recommendations to improve shareholder value or manager performance, or provided thoughts as to alternative investment advisers, despite repeated requests from the Legacy Directors to do so . ” See Ex . A . This despite the fact that the New Directors (as then - nominees) stated they would “bring fresh ideas and perspectives to address the Fund’s deep trading discount . ” In reality, the New Directors, one of whom (Paul Kazarian) is a Saba partner, appear to be acting solely in Saba’s interests, and since late September 2024 , using ASA assets to fund their objective of supporting Saba . 19. We are now approaching the one - year mark since the last AGM was convened in April 2024 , and the Board (after months of discussions) remains at a stalemate over scheduling a date for the 2025 AGM and selecting the Company’s slate of Board nominees to be voted upon by shareholders at the AGM . Saba has already named its own slate of four nominees in a Schedule 13 D filing it made with the SEC on September 23 , 2024 . The New Directors have insisted that the Company’s separate slate of nominees must include at least two of Saba’s nominees to garner their support . In other words, the New Directors have blocked the nomination of a Company slate that would provide shareholders with a true alternative option to Saba’s slate — proposing a “compromise” slate that would at best reflect another split Board . Having seen the inability of the current split Board to function effectively, with the resulting encumbrance of Company affairs and the expense imposed on shareholders by both Saba’s actions and the conduct of the New Directors, Mr . Donovan and I (as the Legacy Directors) have been unwilling to propose for shareholder Case 1:24 - cv - 00690 - JGLC Document 53 Filed 04/04/25 Page 8 of 9

- 9 - consideration a set of options that forecloses an independent board with experienced nominees and a true alternative to Saba’s still - undisclosed agenda for ASA . 20 . These are the recently - developing circumstances intended to be addressed by the March 31 , 2025 Rights Plan adopted this week, circumstances that did not exist at the time the December 2023 Rights Plan was adopted . It is apparent from our interactions that the New Directors have been impelled by Saba’s large ownership stake (and the prospect of the Prior Rights Plans expiring or being rescinded), and that they would continue frustrating the governance function of the Board and thwarting efforts of compromise for the benefit of the Company and its shareholders if Saba’s stake were to continue to grow . The March 31 , 2025 Rights Plan accordingly seeks to incentivize Saba to interact with us in hopes of providing a basis for compromise among Board members that could result in a near - term AGM at which shareholders are provided a meaningful alternative to Saba’s Board nominees and their as yet unknown vision for the Company . Unlike the Prior Rights Plans and consistent with the current circumstances, the expiration term of the March 31 , 2025 Rights Plan is directly tied to and triggered by the certification of the election of a new Board at a forthcoming shareholder election (regardless of who is elected), provided that the election occurs before the running of the statutory maximum 120 - day expiration period under Section 18 (d) . Signed under the pains and penalties of perjury this 4 th day of April, 2025 . Mary Joan Hoene Case 1:24 - cv - 00690 - JGLC Document 53 Filed 04/04/25 Page 9 of 9

UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK SABA CAPITAL MASTER FUND, LTD., and SABA CAPITAL MANAGEMENT, L.P., Plaintiffs, - against - ASA GOLD AND PRECIOUS METALS, LTD., et al., Defendants. 24 - CV - 690 (JGLC) MEMORANDUM OPINION AND ORDER JESSICA G. L. CLARKE, United States District Judge: Plaintiffs Saba Capital Management, L.P. and Saba Capital Master Fund, Ltd. filed this action alleging that various shareholder rights plans (otherwise known as “poison pills”) adopted by ASA in 2023 and 2024 violated the Investment Company Act of 1940 (the “ICA”). On May 24, 2024, Defendants filed a motion to dismiss, and Plaintiffs filed a motion for summary judgment. ECF Nos. 15, 16, 20, 21. On March 28, 2025, this Court issued an order granting summary judgment to Plaintiffs and denying, as moot, Defendants’ motion to dismiss. ECF No. 43 (the “SJ Order”). The SJ Order further concluded that ASA’s December 2023 Rights Plan, through continuous extensions, never actually expired, and therefore violated the 120 - day limitation imposed by Section 18(d) of the ICA. SJ Order at 15 – 18; see 15 U.S.C. † 80a - 18(d). In the SJ Order, the Court expressly “[did] not reach the question of whether successive rights plans, adopted after the prior one expired, violates the 120 - day requirement.” Id. at 15. As a result, and consistent with the ICA’s mandate, the Court rescinded the then operative rights plan by ASA, implemented Plaintiffs’ requested declaratory relief, and directed that this case be closed. Id. at 18 – 20. Case 1:24 - cv - 00690 - JGLC Document 57 Filed 04/15/25 Page 1 of 7

1 Unless otherwise indicated, in quoting cases, all internal quotation marks, footnotes and citations are omitted, and all alterations are adopted. In addition, any capitalized terms herein shall be construed to have the same meaning as defined in the SJ Order. 2 On March 31, 2025 — the very next business day following the Court’s March 28 order — ASA instituted a substantively similar poison pill. Plaintiffs then filed the instant motion, arguing that ASA’s latest adoption of a rights plan violated the SJ Order, and seeking to “enforce” the SJ Order by having the Court sanction ASA. ECF Nos. 46, 47 (“Mem.”). In the alternative, Saba requests that this Court amend its prior judgment pursuant to Federal Rule of Civil Procedure 59(e) so as to rescind the March 2025 poison pill. Mem. at 9 – 10. For the reasons set forth below, the Court DENIES Plaintiffs’ motion. BACKGROUND 1 Given the recent issuance of the SJ Order, the Court assumes the parties’ familiarity with the relevant facts and procedural history. The Court therefore only provides a brief recitation of this history that is relevant to Plaintiffs’ instant motion. In addition, for the sake of efficiency, the Court primarily cites to the portion of the SJ Order which considered and summarized the underlying record materials and undisputed facts. ASA is a non - diversified, closed - end investment company registered under the ICA. SJ Order at 3. Saba is an investment fund manager who steadily increased its ownership interest in ASA through the second half of the 2023 fiscal year from 5% to over 15%. Id. at 4 – 5. In response to Saba’s increasing ownership interest, on December 31, 2023, ASA issued a poison pill designed to “prevent Saba’s unilateral attempt to obtained creeping control” of ASA. Id. at 5 – 6. On April 26, 2024 — just a few days before the December Rights Plan was set to expire — ASA adopted another poison pill which it described as “substantively identical” to the December Case 1:24 - cv - 00690 - JGLC Document 57 Filed 04/15/25 Page 2 of 7

3 Rights Plan both in substance and in purpose. Id. at 6. This newly adopted April Rights Plan was set to expire at the close of business on August 23, 2024. Id. Also, on April 26, 2024, Saba elected two of its nominees to the ASA board of directors, and in response, ASA’s board formed a “Rights Plan Committee” consisting of only the two non - Saba directors. Thereafter, the Rights Plan Committee adopted substantively identical poison pills as the original December 2023 Rights Plan. The next one was adopted on August 22, 2024 — and set to expire at the close of business on December 19, 2024 — and the next on December 19, 2024, which was set to expire at the close of business on April 18, 2025. Id. at 7. All of these subsequent Rights Plans were similarly adopted during the pendency of the prior Rights Plan, meaning the prior Rights Plan did not expire before the subsequent Plan was approved by the Rights Plan Committee. Id. Plaintiffs commenced this action on January 31, 2024, pursuant to the Investment Company Act of 1940, alleging the Rights Plans were unlawful and seeking recission and declaratory judgment. ECF No. 1. On May 6, 2024, Plaintiffs filed an Amended Complaint asserting similar claims and removing a defendant. ECF No. 12. On May 24, 2024, Defendants filed a motion to dismiss (ECF Nos. 20, 21) and Plaintiffs filed a motion for summary judgment (ECF Nos. 15, 16). On March 28, 2025, the Court, through the SJ Order, rescinded the then existing ASA rights plan, directed judgment be entered in Saba’s favor, and ordered the case to be closed. SJ Order at 20. Judgment was then entered by the Clerk of Court. ECF No. 44. ASA adopted another poison pill on the next business day, and Saba’s instant motion to “enforce” (or, in the alternative, to amend judgment) followed. ECF Nos. 46, 47 (“Mem.”). Case 1:24 - cv - 00690 - JGLC Document 57 Filed 04/15/25 Page 3 of 7

DISCUSSION While Saba has titled the instant motion as a “motion to enforce,” in actuality, Saba’s motion requests that the Court impose sanctions on ASA for allegedly violating the SJ Order, or, in the alternative, that the Court amend the prior judgment pursuant to Rule 59(e) of the Federal Rules of Civil Procedure. The Court first considers whether the latest poison pill that ASA adopted violates the SJ Order and accompanying judgment. The Court concludes that it does not because the SJ Order conclusively terminated the December 2023 Rights Plan, and so the latest poison pill does not serve to directly extend it. The Court then considers whether, and ultimately declines, to amend the judgment because doing so would require the Court to make a determination based on issues and facts that were not before it in rendering the original judgment. Saba’s motion is therefore DENIED. I. ASA Has Not Violated the SJ Order Saba asks that the Court find ASA in contempt of the SJ Order. “Federal courts possess certain inherent powers, not conferred by rule or statute, to manage their own affairs so as to achieve the orderly and expeditious disposition of cases. That authority includes the ability to fashion an appropriate sanction for conduct which abuses the judicial process.” Goodyear Tire & Rubber Co. v. Haeger , 581 U.S. 101, 107 (2017). “A court may hold a party in contempt if (1) the order the party failed to comply with is clear and unambiguous, (2) the proof of noncompliance is clear and convincing, and (3) the party has not diligently attempted to comply in a reasonable manner.” CBS Broad. Inc. v. FilmOn.com, Inc. , 814 F.3d 91, 98 (2d Cir. 2016). Here, Saba has not, and cannot, furnish “clear and convincing” evidence of ASA’s noncompliance with the SJ Order. The SJ Order found that the then existing Rights Plan, which ASA adopted in December 2024, violated the ICA because it served to unlawfully extend the original December 2023 Rights Plan. SJ Order at 16 – 18. The Court, in reaching this conclusion, 4 Case 1:24 - cv - 00690 - JGLC Document 57 Filed 04/15/25 Page 4 of 7

noted that “each Rights Plan was not distinct in form or substance . . . [and] was adopted during the pendency of the prior plan , such that [the December 2023 Rights Plan] never actually expired.” SJ Order at 18 (emphasis added). Because the Court rescinded the then operative Rights Plan, the subsequent poison pill that ASA adopted on March 31, 2025 did not “extend” the December 2023 Rights Plan. Instead, the Court’s rescission ensured the December 2023 poison pill’s expiration. Therefore, the latest March 2025 poison pill was not adopted during the pendency of its predecessor, thus placing it outside the factual circumstances underlying and considered by the SJ Order. In light of this factual difference, in order for ASA to have violated the SJ Order, this Court would need to construe the SJ Order as precluding ASA from subsequently adopting any further poison pill at all, at any point in the future, with respect to Saba. The Court declines to reach this result, particularly given that the SJ Order expressly noted that the Court did not “reach the question of whether successive rights plans, adopted after the prior one expired , violates the 120 - day requirement.” SJ Order at 15 (emphasis added). To find in favor of Saba on this issue would require the Court to answer the very question it previously determined it need not reach. Accordingly, the Court does not conclude that ASA violated the SJ Order or accompanying judgment, and the SJ Order cannot be “enforced” so as to cover, and require the rescission of, the latest March 2025 poison pill. II. The Court Declines to Amend the Prior Judgment Pursuant to Rule 59 In the alternative, Saba moves this Court, pursuant to Rule 59(e), to amend the prior judgment “to rescind the latest March 31, 2025 rights plan as well.” Mem. at 9. Rule 59(e) of the Federal Rules of Civil Procedure provides that a “motion to alter or amend a judgment must be filed no later than 28 days after the entry of the judgment.” F ED . R. C IV . P. 59(e). A court may grant a Rule 59(e) motion “only when the movant identifies an intervening change of controlling 5 Case 1:24 - cv - 00690 - JGLC Document 57 Filed 04/15/25 Page 5 of 7

law, the availability of new evidence, or the need to correct a clear error or prevent manifest injustice.” Metzler Inv. Gmbh v. Chipotle Mexican Grill, Inc ., 970 F.3d 133, 142 (2d Cir. 2020). It is an “extraordinary” remedy “to be employed sparingly in the interests of finality and conservation of scarce judicial resources.” Sigmon v. Goldman Sachs Mortg. Co ., 229 F. Supp. 3d 254, 257 (S.D.N.Y. 2017). Here, Saba appears to point to “new” evidence (the latest poison pill) and the need to avoid “manifest injustice” as grounds for an amendment. Mem. at 9. The Court addresses each in turn. First, the Court cannot amend the judgment based on the “new evidence” Saba presents regarding the latest poison pill. The Second Circuit has made clear that “to prevail on a motion for relief from a judgment on the grounds of newly discovered evidence, a party must establish” among other things that “the newly discovered evidence was of facts that existed at the time of trial or other dispositive proceeding .” Metzler , 970 F.3d at 146 – 47 (emphasis added); see also United States v. Int’l Bhd. of Teamsters , 247 F.3d 370, 392 (2d Cir. 2001) (same); accord Alicea v. Machete Music, 744 F.3d 773, 781 (1st Cir. 2014) (similar). Therefore, evidence and facts that have come into existence after the original judgment cannot then be used to vary the terms of that judgment. Here, the evidence regarding the new poison pill came into existence after the judgment in this case and amounts to new factual circumstances altogether. Second, the Court is not persuaded that amending the judgment is necessary to prevent manifest injustice. “Manifest injustice is defined as an error committed by the trial court that is direct, obvious, and observable.” Hines v. BMG Rts. Mgmt. (US) LLC , 711 F. Supp. 3d 200, 205 (S.D.N.Y. 2024), appeal withdrawn sub nom. Hines v. Warner Chappell Music Inc ., No. 24 - 442, 2024 WL 3895272 (2d Cir. July 25, 2024). The Court made no such error. Saba is correct that the SJ Order found that the ICA presumably would not permit a closed - end investment company to remain in a rights plan state ad infinitum , and that Section 18(d) intended to limit the durational 6 Case 1:24 - cv - 00690 - JGLC Document 57 Filed 04/15/25 Page 6 of 7

7 existence of subscription rights plans. SJ Order at 16. But the Court specifically made this observation in rejecting ASA’s contention that continuously adopting poison pills, even if the prior one had not expired, did not offend the ICA merely because each was set to expire after 120 days. In other words, the SJ Order only held that an individual poison pill which is set to expire after 120 days may nonetheless violate the ICA under certain conditions: namely, if it is adopted during the pendency of another poison pill such that it extends the original beyond 120 days. To be sure, one could reasonably argue that the same logic supports the separate conclusion that successive rights plans — each adopted close in time and nearly identical in form, after the prior one expired — also violate the ICA. But the Court previously decided, based on the facts then before it, that it did not need to answer this specific question. See United States v. Schultz , 333 F.3d 393, 407 (2d Cir. 2003) (“Our failure to address a question that is not necessary to the outcome of a case is simply a wise exercise of our discretion.”). And the Court declines to do so now, under the guise of Rule 59, by reference to new facts that arose only after the Court’s judgment. CONCLUSION For the foregoing reasons, Plaintiffs’ motion is DENIED. The Clerk of Court is respectfully directed to terminate ECF No. 46, and this case remains CLOSED. Dated: April 15, 2025 New York, New York SO ORDERED. JESSICA G. L. CLARKE United States District Judge Case 1:24 - cv - 00690 - JGLC Document 57 Filed 04/15/25 Page 7 of 7

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ASA Gold and Precious Metals Board Shareholders Elect Saba Capital Nominees to the Fund's Board of Directors

Shareholders Elect Ketu Desai and Paul Kazarian, Who Will Constitute the Entirety of ASA's Board of Directors

Saba Capital Thanks Fellow Shareholders for Their Support at ASA's 2024 Annual Meeting

April 30, 2024 11:25 AM Eastern Daylight Time

NEW YORK--(BUSINESS WIRE)--Saba Capital Management, L.P. ("Saba" or "we"), the largest common shareholder of ASA Gold and Precious Metals Limited (NYSE: ASA) ("ASA" or the "Fund"), today commented on the outcome of the Fund's 2024 Annual Meeting of Shareholders (the "Annual Meeting"). Based on preliminary results of the Annual Meeting, shareholders voted to elect Saba nominees Ketu Desai and Paul Kazarian to ASA's Board of Directors (the "Board"). No other nominee, including the incumbent directors sitting for reelection, received a majority of votes cast required under the bylaws.

Michael D'Angelo, Partner and General Counsel of Saba, commented:

"ASA shareholders have clearly recognized the desperate need for a Board refresh to address the Fund's poor performance and the Board's track record of governance failures, which has only escalated with its recent adoption of multiple discriminatory poison pills.

We greatly appreciate that shareholders have elected Ketu and Paul because they are the right directors to enact the long-overdue changes needed to address the Fund's massive discount to NAV and deliver enhanced value to all ASA shareholders. Their independence, governance know-how and closed-end fund investing experience will be extremely additive to the Fund. Saba's directors will take action to improve shareholder returns, rebuild trust and protect shareholders' rights."

About Saba Capital

Saba Capital Management, L.P. is a global alternative asset management firm that seeks to deliver superior risk-adjusted returns for a diverse group of clients. Founded in 2009 by Boaz Weinstein, Saba is a pioneer of credit relative value strategies and capital structure arbitrage. Saba is headquartered in New York City. Learn more at www.sabacapital.com.

Contacts

Longacre Square Partners
Greg Marose / Kate Sylvester, 646-386-0091
gmarose@longacresquare.com / ksylvester@longacresquare.com

Paul Kazarian Ketu Desai January 30, 2025 VIA EMAIL Ms. Mary Joan Hoene Mr. William Donovan ASA Gold and Precious Metals Limited Three Canal Plaza, Suite 600 Portland, Maine 04101 Mr. Axel Merk President and Chief Investment Officer Merk Investments LLC 1150 Chestnut Street Menlo Park, California 94025 Dear Mary Joan, Bill and Axel, Since being elected to ASA's Board of Directors, we have repeatedly expressed our ideas to narrow ASA's discount to NAV and enhance shareholder value, includin ex lorin alternative fund strate ies that focus on reducing the NA V discount, and generating income for the benefit of its investors . We have repeatedly raised ideas about how to do so includin , for exam le ex lorin a fixed income strate on several occasions .

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Key Updates

Ongoing developments related to ASA's governance and shareholder rights.

April 30, 2025 – Saba-Backed Director Files Legal Action in Bermuda

Paul Kazarian, a director of ASA and partner at Saba Capital, filed a petition in the Supreme Court of Bermuda seeking to challenge shareholder efforts to advance competing director nominations. The filing also requests court oversight of ASA's upcoming shareholder meetings. If granted, the action could delay shareholder-driven efforts and result in Saba's nominees advancing without opposition.

📎 Read the Filing

April 29, 2025 – Saba Calls Special Meeting

After the Board did not set a date for the special meeting within the 21-day response period, Saba exercised its right as the requisitioning shareholder and set a meeting for June 13, 2025.

📎 Special Meeting Filing

April 9, 2025 – Shareholder Requisition for Competing Slates Shareholders representing more than 5% of ASA’s outstanding shares submitted a requisition to place four additional director nominees on the ballot for the 2025 Annual General Meeting. Requisition Filing April 7, 2025 – Saba Requisition for Special Meeting Saba Capital submitted a requisition seeking to convene a special meeting of ASA shareholders to expand the Board from four to five directors, adding a new Saba - backed nominee. Requisition Filing (April 8, 2025 ) Saba is seeking board control through a special meeting to add a fifth director. Shareholders are encouraged to vote NO to protect ASA’s mandate. This is a proxy solicitation by shareholder Axel Merk, made solely in his individual capacity. It is not part of a solicitation by ASA Gold and Precious Metals Limited (the “Company”), or any other shareholder, or group. Mr. Merk will be filing a proxy statement with the United States Securities and Exchange Commission (the "SEC"). SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the documents free of charge at the SEC's website, http://www.sec.gov . PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE PROPOSALS. This website does not constitute a solicitation by Axel Merk of any approval or action of its shareholders. Mr. Merk will be soliciting proxies from shareholders against the Proposals. Mr. Merk also serves as President of Merk Investments LLC, the Company’s investment adviser, and as the Company’s Chief Operating Officer. You can obtain more information about Axel Merk and his positions and ownership in the Company’s common stock, by accessing his Proxy Statement on the SEC's website at http://www.sec.gov . Updated information with respect to Mr. Merk’s security holdings and the Proposals will be included in the final proxy statement to be filed with the SEC. The information presented on this website reflects the views and opinions of Axel Merk and is provided solely for educational and informational purposes. It does not constitute investment, legal, financial, or tax advice. You should consult your own advisors for guidance specific to your circumstances. This site and its content have not been approved by ASA Gold & Precious Metals Ltd. (the “Company”). The Company concentrates its investments in the gold and precious minerals sector, which may be more volatile than other industries and influenced by changes in commodity prices driven by international economic and political developments. The Company is a non - diversified fund, which may result in higher risk through reduced portfolio diversification. It may also invest in smaller - sized and foreign companies, which may be more volatile, less liquid, and subject to additional risks, including currency fluctuations. Shares of closed - end funds like ASA frequently trade at a discount to net asset value. This website may include forward - looking statements that reflect the current expectations, estimates, beliefs, and projections of Axel Merk. These statements are inherently subject to risks and uncertainties, many of which are beyond the control of the author. Actual outcomes may differ materially from those discussed. Forward - looking statements can often be identified by words such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or similar expressions. These statements speak only as of the date made, and there is no obligation to update or revise them in light of future developments. Nothing on this website constitutes an offer to sell, or a solicitation of an offer to buy, any securities. Certain links may direct users to third - party websites or filings with the U.S. Securities and Exchange Commission (SEC). These materials are provided solely for convenience and informational purposes and are not incorporated by reference into any proxy materials. No responsibility is taken for the accuracy or content of third - party sources.

What is the purpose of this site? This site is intended to inform shareholders of ASA Gold and Precious Metals Ltd . about important governance developments and how they can stay involved . It is maintained by Axel Merk in his personal capacity as a shareholder . Frequently Asked Questions ASA and Shareholder Choice HOME ASA'S STRENGTHS SABA'S CONDUCT BACKGROUND UPDATES FAQ Contact Me

What is ASA? ASA Gold and Precious Metals Limited (“ASA”) is a Bermuda - based, closed - end investment fund focused on companies involved in the exploration, development, or mining of precious metals and minerals. Founded in 1958, ASA is one of the longest - standing funds in the sector and is registered with the U.S. Securities and Exchange Commission. What is a shareholder requisition? A shareholder requisition is a formal demand by shareholders for the company to take a specific action, such as holding a special meeting or placing nominees on the ballot for an annual meeting. Why is 5% important? Under Bermuda law (ASA is incorporated in Bermuda), shareholders who collectively own at least 5% of ASA’s outstanding shares may formally request that nominees be included on the ballot for the next annual general meeting. Why is 10% important? Shareholders who collectively own at least 10% of shares can demand that ASA call a special meeting. This can be necessary if the board is unable or unwilling to agree on holding a timely annual meeting. Who is Axel Merk? This website is run by Axel Merk in his personal capacity as a shareholder of ASA. Together with his wife, he holds 317,660 shares (1.68% of shares outstanding as of April 3, 2025). He also serves as President of Merk Investments LLC, ASA’s investment adviser, and as ASA’s Chief Operating Officer. What is Saba’s role in all of this? Saba Capital Management L.P. (“Saba”) is a shareholder in ASA and has submitted a demand for a special meeting to add a fifth director to the board. Saba previously gained two board seats through a 2024 proxy contest. You can read more about Saba’s conduct here .

What is the special meeting Saba has called, and how should shareholders respond? Saba Capital has demanded a special meeting to add a fifth director to ASA’s Board — potentially giving Saba a controlling majority. Shareholders are strongly encouraged to vote NO on Saba’s proposal. Adding another Saba - backed director would undermine shareholder choice and risk repurposing ASA’s investment focus away from precious metals. Please register today to stay engaged and help protect ASA’s future. Where can I get more information? Submit a question or call (408) 475 - 0186 for more information or context. This is a proxy solicitation by shareholder Axel Merk, made solely in his individual capacity. It is not part of a formal solicitation by any other shareholder or group. Shareholders are encouraged to review all filings related to ASA Gold and Precious Metals Limited at sec. g ov , including any future proxy materials, as they become available. These filings contain important information relevant to upcoming shareholder decisions. Saba is seeking board control through a special meeting to add a fifth director. Shareholders are encouraged to vote NO to protect ASA’s mandate. This is a proxy solicitation by shareholder Axel Merk, made solely in his individual capacity. It is not part of a solicitation by ASA Gold and Precious Metals Limited (the “Company”), or any other shareholder, or group. Mr. Merk will be filing a proxy statement with the United States Securities and Exchange Commission (the "SEC"). SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN

IMPORTANT INFORMATION. Shareholders will be able to obtain the documents free of charge at the SEC's website, http://www.sec.gov . PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE PROPOSALS. This website does not constitute a solicitation by Axel Merk of any approval or action of its shareholders. Mr. Merk will be soliciting proxies from shareholders against the Proposals. Mr. Merk also serves as President of Merk Investments LLC, the Company’s investment adviser, and as the Company’s Chief Operating Officer. You can obtain more information about Axel Merk and his positions and ownership in the Company’s common stock, by accessing his Proxy Statement on the SEC's website at http://www.sec.gov . Updated information with respect to Mr. Merk’s security holdings and the Proposals will be included in the final proxy statement to be filed with the SEC. The information presented on this website reflects the views and opinions of Axel Merk and is provided solely for educational and informational purposes. It does not constitute investment, legal, financial, or tax advice. You should consult your own advisors for guidance specific to your circumstances. This site and its content have not been approved by ASA Gold & Precious Metals Ltd. (the “Company”). The Company concentrates its investments in the gold and precious minerals sector, which may be more volatile than other industries and influenced by changes in commodity prices driven by international economic and political developments. The Company is a non - diversified fund, which may result in higher risk through reduced portfolio diversification. It may also invest in smaller - sized and foreign companies, which may be more volatile, less liquid, and subject to additional risks, including currency fluctuations. Shares of closed - end funds like ASA frequently trade at a discount to net asset value. This website may include forward - looking statements that reflect the current expectations, estimates, beliefs, and projections of Axel Merk. These statements are inherently subject to risks and uncertainties, many of which are beyond the control of the author. Actual outcomes may differ materially from those discussed. Forward - looking statements can often be identified by words such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or similar expressions. These statements speak only as of the date made, and there is no obligation to update or revise them in light of future developments. Nothing on this website constitutes an offer to sell, or a solicitation of an offer to buy, any securities. Certain links may direct users to third - party websites or filings with the U.S. Securities and Exchange Commission (SEC). These materials are provided solely for convenience and informational purposes and are not incorporated by reference into any proxy materials. No responsibility is taken for the accuracy or content of third - party sources.

Video transcript saveasa.com video FAQ page Axel Merk: This is Axel, Axel Merk. I want to take a moment to read some of the messages I've received from shareholders. "I support ASA retaining its current structure and management and would be happy to see Saba extricated." "What a heartbreaking shame of a fiasco that is unfolding. I'm in full support, Axel." This one I'm abbreviating a little bit. "I voted against Saba the last time and voted against them when they tried the same thing with several of my other funds. I will vote against them again." "Please tell me what to look for in order to vote against adding another director. I want to keep ASA as it is currently. Thank you for all you do for shareholders." "Keep up the good fight, Axel. I will vote to maintain ASA as a precious metals fund." And one from social media. "Thankful for another example of commitment and of things that matter." There are several more messages, some of them quite detailed, all of them very, very supportive. I thank my fellow shareholders and encourage everybody to reach out. We need everybody to help save ASA.

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Reasonable efforts will be used to protect all personal information received online through appropriate safeguards and security measures. However, as the Internet is not a secure medium, the privacy of your communications and visits to this website cannot be guaranteed. By visiting this website, you acknowledge and agree that Axel Merk does not guarantee the security of any information you transmit and that you do so at your own risk. If you have any questions about this Privacy Policy, would like to know what information is on file about you, or wish to have your information removed, please click here to contact us. Saba is seeking board control through a special meeting to add a fifth director. Shareholders are encouraged to vote NO to protect ASA’s mandate. This is a proxy solicitation by shareholder Axel Merk, made solely in his individual capacity. It is not part of a solicitation by ASA Gold and Precious Metals Limited (the “Company”), or any other shareholder, or group. Mr. Merk will be filing a proxy statement with the United States Securities and Exchange Commission (the "SEC"). SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the documents free of charge at the SEC's website, http://www.sec.gov . PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE PROPOSALS. This website does not constitute a solicitation by Axel Merk of any approval or action of its shareholders. Mr. Merk will be soliciting proxies from shareholders against the Proposals. Mr. Merk also serves as President of Merk Investments LLC, the Company’s investment adviser, and as the Company’s Chief Operating Officer. You can obtain more information about Axel Merk and his positions and ownership in the Company’s common stock, by accessing his Proxy Statement on the SEC's website at http://www.sec.gov . Updated information with respect to Mr. Merk’s security holdings and the Proposals will be included in the final proxy statement to be filed with the SEC. The information presented on this website reflects the views and opinions of Axel Merk and is provided solely for educational and informational purposes. It does not constitute investment, legal, financial, or tax advice. You should consult your own advisors for guidance specific to your circumstances. This site and its content have not been approved by ASA Gold & Precious Metals Ltd. (the “Company”). The Company concentrates its investments in the gold and precious minerals sector, which may be more volatile than other industries and influenced by changes in commodity prices driven by international economic and political developments. The Company is a non - diversified fund, which may result in higher risk through reduced portfolio diversification. It may also invest in smaller - sized and foreign companies, which may be more volatile, less liquid, and subject to additional risks, including currency fluctuations. Shares of closed - end funds like ASA frequently trade at a discount to net asset value. This website may include forward - looking statements that reflect the current expectations, estimates, beliefs, and projections of Axel Merk. These statements are inherently subject to risks and uncertainties, many of which are beyond the control of the author. Actual outcomes may differ materially from those discussed. Forward - looking statements can often be identified by words such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or similar expressions. These statements speak only as of the date made, and there is no obligation to update or revise them in light of future developments. Nothing on this website constitutes an offer to sell, or a solicitation of an offer to buy, any securities. Certain links may direct users to third - party websites or filings with the U.S. Securities and Exchange Commission (SEC). These materials are provided solely for convenience and informational purposes and are not incorporated by reference into any proxy materials. No responsibility is taken for the accuracy or content of third - party sources.

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circumstances from your own legal, financial, and tax advisors. Past performance is not indicative of future results. Investment Disclosure The content published on this website reflects the personal views and opinions of Axel Merk at the time of publication . It is based on information believed to be accurate and reliable, but no representation or warranty is made as to its completeness or accuracy . The materials provided are for informational and educational purposes only and do not constitute investment, financial, legal, or tax advice. Nothing on this website should be interpreted as a recommendation or solicitation to buy or sell any security, investment product, or strategy. All opinions expressed are subject to change without notice and may not be updated. Readers should conduct their own due diligence and consult with their own advisors before making any investment decisions. Any references to past performance are not indicative of future results. Axel Merk disclaims any liability for decisions made or actions taken based on the information contained on this website. Past performance is no guarantee of future results . Use of Hyperlinks You may not link to this website in a way that: Falsely suggests any affiliation or relationship with Axel Merk, Portrays content in a misleading, derogatory, or offensive manner, or Alters the layout or presentation of any part of this website. Links to third - party websites are provided for convenience only. Axel Merk is not responsible for the accuracy, content, or privacy practices of third - party sites.

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shareholder, or group. Mr. Merk will be filing a proxy statement with the United States Securities and Exchange Commission (the "SEC"). SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the documents free of charge at the SEC's website, http://www.sec.gov . PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE PROPOSALS. This website does not constitute a solicitation by Axel Merk of any approval or action of its shareholders. Mr. Merk will be soliciting proxies from shareholders against the Proposals. Mr. Merk also serves as President of Merk Investments LLC, the Company’s investment adviser, and as the Company’s Chief Operating Officer. You can obtain more information about Axel Merk and his positions and ownership in the Company’s common stock, by accessing his Proxy Statement on the SEC's website at http://www.sec.gov . Updated information with respect to Mr. Merk’s security holdings and the Proposals will be included in the final proxy statement to be filed with the SEC. The information presented on this website reflects the views and opinions of Axel Merk and is provided solely for educational and informational purposes. It does not constitute investment, legal, financial, or tax advice. You should consult your own advisors for guidance specific to your circumstances. This site and its content have not been approved by ASA Gold & Precious Metals Ltd. (the “Company”). The Company concentrates its investments in the gold and precious minerals sector, which may be more volatile than other industries and influenced by changes in commodity prices driven by international economic and political developments. The Company is a non - diversified fund, which may result in higher risk through reduced portfolio diversification. It may also invest in smaller - sized and foreign companies, which may be more volatile, less liquid, and subject to additional risks, including currency fluctuations. Shares of closed - end funds like ASA frequently trade at a discount to net asset value. This website may include forward - looking statements that reflect the current expectations, estimates, beliefs, and projections of Axel Merk. These statements are inherently subject to risks and uncertainties, many of which are beyond the control of the author. Actual outcomes may differ materially from those discussed. Forward - looking statements can often be identified by words such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or similar expressions. These statements speak only as of the date made, and there is no obligation to update or revise them in light of future developments. Nothing on this website constitutes an offer to sell, or a solicitation of an offer to buy, any securities. Certain links may direct users to third - party websites or filings with the U.S. Securities and Exchange Commission (SEC). These materials are provided solely for convenience and informational purposes and are not incorporated by reference into any proxy materials. No responsibility is taken for the accuracy or content of third - party sources.

Axel Merk @AxelMerk · 8s

Promote

Activist investor Saba seeks control of gold mining fund $ASA.
Despite promises of "new ideas," Saba has offered no vision, no plan—and no respect for shareholder choice.
Learn more at HeySaba.com

1

Axel Merk @AxelMerk · 7s

This message is sponsored by @AxelMerk in my capacity as an $ASA shareholder.
For context and disclosures, visit SaveASA.com.

6

Axel Merk @AxelMerk · 10s

Promote

Activist investor Saba wants to repurpose closed-end gold fund $ASA into a fixed income fund.
This isn't a joke. Without your engagement, ASA could lose its gold focus.
I'm speaking as an $ASA shareholder.
Visit saveasa.com to learn more—and help save ASA.